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                                                                   EXHIBIT 10.74

                                  May 21, 2001


EPICOR SOFTWARE CORPORATION
195 Technology Drive
Irvine, California 92618
Attn: Lee Kim, Chief Financial Officer

             Re:   Loan and Security Agreement -- Amendment #7

Dear Mr. Kim:

Reference is made to the following:

            (i) that certain Loan and Security Agreement, dated as of July 26, 2000, by and between Foothill Capital Corporation, a California corporation ("Lender"), and Epicor Software Corporation, a Delaware corporation ("Borrower"), as amended (the "Loan Agreement"); and

            (ii) that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of May 18, 2001, by and among Borrower and Sage Software, Inc., a California corporation ("Buyer").

Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to the Asset Purchase Agreement, Borrower intends to sell to Buyer assets consisting of all of Borrower's operating assets and other rights of its Platinum for Windows division, as described in Section 1.1 of the Asset Purchase Agreement (collectively the "Assets").

Section 7.4 of the Loan and Security Agreement prohibits Borrower from selling any of its assets, other than Permitted Dispositions.

Borrower requests Lender's consent to the sale of the Assets by Borrower to Buyer pursuant to the Asset Purchase Agreement. Lender is willing to grant the consent requested by Borrower as described in the preceding sentence, provided that Borrower consents and agrees to the terms of this letter agreement.

In addition, Borrower has requested that Lender agree to certain modifications to the Loan Agreement, all on the terms and conditions set forth herein.

            NOW, THEREFORE, Lender and Borrower hereby agree to the following:

            1. Lender hereby consents to the sale of the Assets by Borrower to Buyer in accordance with the terms of the Asset Purchase Agreement, and Lender hereby releases its

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security interest in the Assets. Lender agrees to execute any release documents with respect to Lender's security interest in the Assets as may be reasonably requested by Buyer, all at Borrower's sole expense.

            2. Effective as of the date hereof, the Loan Agreement shall be amended as follows:

                (a) Section 7.20(a)(i) of the Loan Agreement is deleted and replaced by the following:

            "a. MINIMUM EBITDA. EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

        "Applicable Amount                          Applicable Period
           $(31,154,000)                         For the 12 month period
                                                  ending June 30, 2001
           $(21,346,000)                         For the 12 month period
                                                ending September 30, 2001
           $(17,124,000)                         For the 12 month period
                                                ending December 31, 2001
            $2,853,000                           For the 12 month period
                                                  ending March 31, 2002
            $6,278,000                           For the 12 month period
                                                  ending June 30, 2002
            $7,353,000                           For the 12 month period
                                                ending September 30, 2002
            $8,243,000                           For the 12 month period
                                         ending each fiscal quarter thereafter"

                (b) Section 7.20(a)(ii) of the Loan Agreement is deleted and replaced by the following:

            "b. TANGIBLE NET WORTH. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

        "Applicable Amount                          Applicable Date
           $(17,697,000)                       June 30, 2001
           $(18,538,000)                     September 30, 2001
           $(17,433,000)                     December 31, 2001
           $(17,872,000)                       March 31, 2002
           $(14,009,000)                       June 30, 2002
           $(13,392,000)                    September 30, 2002
           $(11,043,000)                The last date of any fiscal


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
                                              quarter thereafter"



            3. No later than five (5) Business Days following the date of this letter agreement Borrower shall deliver to Lender a non-refundable amendment fee of $80,000.

            4. This letter agreement constitutes a seventh amendment to the Loan Agreement. Except as expressly set forth herein, the Loan Documents shall remain in full force and effect.

            5. This letter may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

Please indicate your agreement to the foregoing by executing a copy of this letter in the space below.

Sincerely,

FOOTHILL CAPITAL CORPORATION


By________________________________

Its ________________________________


CONSENTED AND AGREED TO:

EPICOR SOFTWARE CORPORATION


By_________________________________
   Lee Kim, Chief Financial Officer



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